SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  July 17, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                   American Residential Investment Trust, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Maryland
                  --------------------------------------------
                 (State or other jurisdiction of incorporation)


                                                   33-0741174
----------------------------------     ---------------------------------
     (Commission File Number)          (IRS Employer Identification No.)


              10421 Wateridge Circle, Suite 250 San Diego, CA 92121
             ------------------------------------------------------
               (address of principal executive offices) (Zip Code)


                                  858-909-1200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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Item 7.  Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.                                Description
----------                                 -----------
   99.1       July 17, 2003 Press Release by American Residential Investment
              Trust, Inc.


Item 9.  Regulation FD Disclosure

         In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by American Residential Investment Trust, Inc. (the "Company") whether before or after the date hereof, regardless of any general incorporation language in such filing.

         On July 17, 2003, the Company issued a press release which included certain disclosures relating to the Company's financial results for the fiscal quarter ended June 30, 2003. The full text of the Company's press release is attached hereto as Exhibit 99.1. The main purpose of the press release was to update fiscal year 2003 guidance previously provided by the Company.



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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 American Residential Investment Trust, Inc.



Date: July 17, 2003              By:      /s/  Judith A. Berry
                                          --------------------
                                          Judith A. Berry
                                          Chief Financial Officer



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


                                  EXHIBIT INDEX


Exhibit No.                            Description
-----------                            -----------

   99.1          July 17, 2003 Press Release by American Residential Investment
                 Trust, Inc.